Exhibit 24.1

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Richard J. Mackey, Barry D. Setzer, Mitchell R. Setzer, and John K. Ziegler, with full power of substitution, his true and lawful attorney to execute in his name (whether on behalf of WORLDTEX, INC. (the "Company") or as an officer or director of the Company) (a) the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to 750,000 shares of the Company's common stock and related stock purchase rights issuable under the Company's 1992 Stock Incentive Plan and an employee stock option, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and (b) any application relating to the listing on any stock exchange of shares of the common stock of the Company (and related stock purchase rights) to be issued under such plan and stock option, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 3rd day of November, 1998.



/s/ BARRY D. SETZER
-----------------------------              ----------------------------------
Barry D. Setzer                            Salim M. Ibrahim



/s RICHARD J. MACKEY
-----------------------------              ----------------------------------
Richard J. Mackey                          Willi Roelli



/s/ DONALD W. PRUITT
-----------------------------              ----------------------------------
Donald W. Pruitt                           Michael B. Wilson



                                           /s JOHN K. ZIEGLER
-----------------------------              ----------------------------------
Claude D. Egler                            John K. Ziegler



/s/ JOHN B. FRASER
-----------------------------
John B. Fraser

                                                                    Exhibit 24.1

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Richard J. Mackey, Barry D. Setzer, Mitchell R. Setzer, and John K. Ziegler, with full power of substitution, his true and lawful attorney to execute in his name (whether on behalf of WORLDTEX, INC. (the "Company") or as an officer or director of the Company) (a) the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to 750,000 shares of the Company's common stock and related stock purchase rights issuable under the Company's 1992 Stock Incentive Plan and an employee stock option, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and (b) any application relating to the listing on any stock exchange of shares of the common stock of the Company (and related stock purchase rights) to be issued under such plan and stock option, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 4th day of November, 1998.




                                           /s SALIM M. IBRAHIM
-----------------------------              ----------------------------------
Barry D. Setzer                            Salim M. Ibrahim



                                           /s/ WILLI ROELLI
-----------------------------              ----------------------------------
Richard J. Mackey                          Willi Roelli




-----------------------------              ----------------------------------
Donald W. Pruitt                           Michael B. Wilson



/s CLAUDE D. EGLER
-----------------------------              ----------------------------------
Claude D. Egler                            John K. Ziegler



-----------------------------
John B. Fraser

                                                                    Exhibit 24.1

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Richard J. Mackey, Barry D. Setzer, Mitchell R. Setzer, and John K. Ziegler, with full power of substitution, his true and lawful attorney to execute in his name (whether on behalf of WORLDTEX, INC. (the "Company") or as an officer or director of the Company) (a) the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to 750,000 shares of the Company's common stock and related stock purchase rights issuable under the Company's 1992 Stock Incentive Plan and an employee stock option, including without limitation, any and all amendments (including post-effective amendments) to such Registration Statement, and (b) any application relating to the listing on any stock exchange of shares of the common stock of the Company (and related stock purchase rights) to be issued under such plan and stock option, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each such attorney and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 18th day of November, 1998.




-----------------------------              ----------------------------------
Barry D. Setzer                            Salim M. Ibrahim



-----------------------------              ----------------------------------
Richard J. Mackey                          Willi Roelli



                                           /s/ MICHAEL B. WILSON
-----------------------------              ----------------------------------
Donald W. Pruitt                           Michael B. Wilson




-----------------------------              ----------------------------------
Claude D. Egler                            John K. Ziegler




-----------------------------              ----------------------------------
John B. Fraser